FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:
Robin N. Lowe
Chief Financial Officer
T: 1-345-815-9919
E: Robin.Lowe@AltisourceAMC.com

Altisource Residential Corporation Announces Quarterly Cash Dividend
CHRISTIANSTED, U.S. Virgin Islands, March 24, 2016 (GLOBE NEWSWIRE) - Altisource Residential Corporation (“Residential”) (NYSE: RESI) announced today that its Board of Directors has declared a quarterly cash dividend of $0.15 per share of common stock. Residential will pay this quarterly dividend on April 14, 2016 to all stockholders of record as of the close of business on April 4, 2016. This quarterly cash dividend represents an annualized dividend yield of approximately 2.9% on the book value of the Company as at December 31, 2015.
About Residential
Residential is focused on providing quality, affordable rental homes to families throughout the United States. Additional information is available at www.altisourceresi.com.
Forward-looking statements
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may, “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Factors that may materially affect such forward-looking statements include, but are not limited to: our ability to implement our business strategy; our ability to make distributions to our stockholders; our ability to acquire assets for our portfolio, including difficulties in identifying single-family rental assets and properties to acquire; our ability to sell residential mortgage assets on favorable terms; the impact of changes to the supply of, value of and the returns on residential mortgage or single-family rental assets; our ability to successfully modify or otherwise resolve sub-performing and non-performing loans; our ability to convert residential mortgage loans to rental properties or acquire single-family rental properties and generate attractive returns; our ability to predict our costs; our ability to effectively compete with our competitors; our ability to apply the proceeds from financing activities or residential mortgage loan asset sales to target assets in a timely manner; changes in the market value of our acquired real estate owned and single-family rental properties; changes in interest rates and in the market value of the collateral underlying our sub-performing and non-performing loan portfolios; our ability to obtain and access financing arrangements on favorable terms, or at all; our ability to maintain adequate liquidity; our ability to retain our engagement of Altisource Asset Management Corporation; the failure of Altisource Portfolio Solutions S.A. to effectively perform its obligations under various agreements with us; the failure of our mortgage loan servicers to effectively perform their servicing obligations; our failure to maintain qualification as a REIT; our failure to maintain our exemption from registration under the Investment Company Act; the impact of adverse real estate, mortgage or housing markets; the impact of adverse legislative, regulatory or tax changes; and general economic and market conditions and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company's current and future filings with the Securities and Exchange Commission. The foregoing list of factors should not be construed as exhaustive.  While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Such forward-looking statements speak only as of their respective dates, and we assume no obligation to update them to reflect changes in underlying assumptions or factors, new information or otherwise.